Exhibit 32.2
Certification of Chief Financial Officer
Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K of Paya Holdings Inc. (the “Company”) for the period ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Glenn Renzulli, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2022	/s/ Glenn Renzulli
Glenn Renzulli
Chief Financial Officer